UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of The
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 22, 2005

                                    GCI, INC.
              (Exact Name of Registrant as Specified in its Charter)

    Alaska                          0-5890                          91-1820757
---------------               ----------------------               ------------
(State or other              (Commission File Number)             (IRS Employer
jurisdiction of                                                   Identification
incorporation)                                                        No.)

      2550 Denali Street Suite 1000 Anchorage, Alaska                 99503
   -----------------------------------------------------            --------
         (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (907) 868-5600


                                      NONE
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.05  Costs Associated with Exit or Disposal Activities.

GCI, Inc.'s parent company, General Communication, Inc. ("GCI" or the "Company") committed to a reorganization plan on August 22, 2005.

The plan of reorganization was developed to more efficiently meet the demands of technological and product convergence. The reorganization plan will realign the company along customer lines rather than product lines. The Company will be reorganized under Consumer, Commercial, Carrier and Managed Broadband segments, replacing the Long Distance, Cable, Local Access and Internet services segments.

The reorganization plan will include organizational efficiencies that will result in the layoff of 76 employees by November 30, 2005. The reorganization is expected to be complete and become effective on January 1, 2006.

GCI estimates that the range of amounts expected to be incurred in connection with the reorganization will be $1,500,000 to $2,000,000, of which $1,300,000 to $1,800,000 will require the use of cash. Substantially all of the expenses are expected to be attributed to payroll and related employee severance costs.

Although accrual of the estimated costs of the reorganization will reduce the Company's EBIDTA for the third quarter of 2005, the reorganization is expected to result in increases in EBITDA during the fourth quarter. GCI's guidance with respect to revenues and EBITDA remains unchanged for the year ended December 31, 2005. The Company's expectations for future periods remain the same. Guidance for subsequent periods will be provided, consistent with prior practice, following completion of the Company's detailed budget for 2006.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GCI, INC.
                                          ---------------------------
                                          (Registrant)

Date: August 22, 2005


                                          By     /s/
                                          Name:  John M. Lowber
                                          Title: Secretary, Treasurer and
                                                 Director
                                                 (Principal Financial and
                                                 Accounting Officer)